                                                                EXHIBIT 10.12

                               FIRST AMENDMENT TO
                        CONNECT, INC. & PHOTODISC, INC.
                           SOFTWARE LICENSE AGREEMENT


WHEREAS PhotoDisc, Inc. and Connect, Inc. entered into a Software License agreement dated November 7, 1995, and both parties now wish to amend the Agreement as follows: (the "Agreement")

1.   The second sentence of Section 1.2 is deleted.

2.   Section 1.8 is added as follows:

       1.8 "Development License" means a version of the Licensed Software which is exclusively licensed for the purpose of internal development, testing, and prototyping of applications by Customer. At no time shall this version of the Licensed Software be accessed by anyone other than Customer, or be used for any purpose other than as stated herein.

3.   A new section, Section 2.9 DEVELOPMENT LICENSE is added as follows:

       In addition to the license granted in Section 2.1, CONNECT agrees to provide customer with one (1) 4 concurrent user class Development License of the CONNECT Software. The Development License is authorized for operation only on the Designated Platform as set forth in Section 1.2 and in the locations designated in Exhibit A of the Agreement.

Amendments to Exhibit A:

1.   Section 1. shall be deleted and replaced as follows:

     Licensed Software
1.1  CONNECT Software Licensed to Customer, and associated documentation:
     1.1.1   OneServer Version 1.1
             Number of Copies: 1 4-processor class license

     1.1.2   OneManager Version 1.1
             Number of Copies: 2

1.2  Section 1.2 is deleted in its entirety.

1.3  Section 1.3 is deleted and replaced as follows:

     Third Party Software Licensed to Customer:
     1.3.1   Oracle RDBMS Server                Version: 7 Runtime
             Number of Copies:                  (1) 4-processor license

     1.3.2   Fulcrum Searchtools                Version 2.0
             Number of copies:                  (1) 4-processor license

     1.3.3  RSA Bsafe Encryption Software

2.   Section 2.1 is deleted and replaced as follows:

     Licensed Software Licensee Fees and Related Charges


First Addendum to Connect, Inc.              March 29, 1996         Page 1 of 2
& PhotoDisc Software License Agreement

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     Customer agrees to pay CONNECT the sum total of $[*] for all Licensed
     Software (above) and the license granted in new Section 2.9. Payments shall be made in 18 monthly payments of $[*] per month, to be paid completely on or before August 29, 1997. In no case will the total of these Licensed Software payments be less than $[*] on or before December 31, 1996. The first payment shall be due upon execution of this Addendum to the Agreement.

     Section 2.3 is deleted and replaced as follows:

     2.3 CONNECT at Customer's option shall provide OneServer Client Administration training for one (1) person, and Introduction to OneServer training for two (2) people for no additional fee, provided the training is conducted in CONNECT's regularly scheduled public classes in the CONNECT training facilities in Mountain View, CA, and completed on or before June 29, 1996.

3. Section 3 (a) Maintenance Services and Error Corrections - Enhancements Fees is deleted and replaced as follows:

     (a) Fee for optional Licensed Software Maintenance Services as described in the Software Maintenance Addendum Section 3 (exclusive of per diem and out-of-pocket expenses) [*]% of the Licensed Price of Software License (i.e. $[*]). Maintenance and updates for software developed under the Custom Application Development Agreement is not included without addition.

4.   Section 4.1 is deleted and replaced as follows:

     4.1 Computer central processing unit

         a. Brand and model:                 Sun SparcServer 1000
                                             4 processors

         b. Operating System: Solaris 2.4

5. CONNECT at Customer's option shall provide additional licenses for CONNECT Software up to four (4) additional processors at $[*] per processor if purchased by Customer on or before March 31, 1997.

Save as amended above, the Agreement of November 7, 1995 remain in full force and effect.



CONNECT, Inc.                          Company: PhotoDisc
                                       "Customer"

By:  /s/  Thomas P. Kehler             By: /s/ Thomas Hughes
     ---------------------                 ------------------
Name: Thomas Kehler                    Name: Thomas Hughes
      ---------------------                 -----------------
Title: President                       Title: President
       -------------                          ---------------
Date:  3/29/1996                       Date: 3/29/96
       -------------                         ----------------
Telephone: 415-254-4000                Telephone:  206-441-9355
Fax:       415-254-4800                Fax:        206-441-9379




First Addendum to Connect, Inc.              March 29, 1996         Page 2 of 2
& PhotoDisc Software License Agreement

* Confidential treatment requested